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                                                           Prospectus Supplement
                                                           February 14, 2006
[SIDEBAR]

Supplement dated
February 14, 2006 to the
Morgan Stanley
Institutional Fund, Inc.
Prospectus dated
April 29, 2005 of:

INTERNATIONAL EQUITY
PORTFOLIO
--------------------------


MORGAN STANLEY INSTITUTIONAL FUND, INC.

The first, second and third paragraphs of the section of the Prospectus titled "International Equity Portfolio - Fund Management - Portfolio Management" are hereby deleted and replaced with the following:

    The Portfolio is managed by members of the International Value team. The team consists of portfolio managers and analysts. Current members of the team who are primarily responsible for the day-to-day management of the Portfolio are William D. Lock, Peter J. Wright and Walter B. Riddell, each a Managing Director of the Sub-Adviser, and John S. Goodacre, a Vice President of the Sub-Adviser.

    Mr. Lock has been associated with the Sub-Adviser in an investment management capacity since 1994 and joined the team managing the Portfolio in May 1999. Mr. Wright has been associated with the Sub-Adviser in an investment management capacity since 1996 and joined the team managing the Portfolio in May 1999. Mr. Riddell has been associated with the Sub-Adviser in an investment management capacity since 1995 and joined the team managing the Portfolio in May 1999. Mr. Goodacre has been associated with the Sub-Adviser in an investment management capacity since April 2003 and joined the team managing the Portfolio in February 2006. Prior to April 2003, Mr. Goodacre was an analyst at Bessent Capital.

    Each member of the team has both global sector research responsibilities and makes investment management decisions for the Portfolio. Messrs.
    Lock, Wright, Riddell and Goodacre have day-to-day portfolio administration responsibilities as well.

    Pursuant to an amendment to the investment advisory agreement with Morgan Stanley Investment Management Inc. (MSIM), the fee payable by the Portfolio to MSIM has been reduced to 0.80% of the portion of the daily net assets not exceeding $10 billion and 0.75% of the portion of the daily net assets exceeding $10 billion.



             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 MSIIE SUP 02/06